UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    September 9, 2004

RAMCO-GERSHENSON PROPERTIES TRUST

(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan		48334
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code                     (248) 350-9900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOCA MISSION AND LINTON DELRAY COMBINED STATEMENT OF REVENUE AND CERTAIN OPERATING EXPENSES For the twelve months ended July 31, 2004
NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES FOR THE TWELVE MONTHS ENDED JULY 31, 2004
RAMCO-GERSHENSON PROPERTIES TRUST UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME For the year ended December 31, 2003
RAMCO-GERSHENSON PROPERTIES TRUST UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME For the six months ended June 30,2004
RAMCO-GERSHENSON PROPERTIES TRUST NOTE TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
SIGNATURES
EXHIBIT INDEX
Consent of Deloitte & Touche LLP

Ramco-Gershenson Properties Trust (the “Company”) is amending its Form 8-K filed on October 22, 2004, to include (i) a Statement of Revenue and Certain Operating Expenses for Mission Bay Plaza and Plaza at Delray (the “Properties”) for the twelve months ended July 31, 2004, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and (ii) the Company’s unaudited pro forma consolidated statement of income for the year ended December 31, 2003 and for the six months ended June 30, 2004, as if the acquisition of the Properties had occurred on January 1, 2003.

As the Company does not have access to complete financial data for the Properties for periods prior to July 31, 2003, in order to comply with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the Company has included an audited Combined Statement of Revenue and Certain Operating Expenses for the twelve months ended July 31, 2004. The Company believes that this financial statement for the twelve months ended July 31, 2004 would not be materially different from that for the calendar year ended December 31, 2003.

Item 9.01 Financial Statements and Exhibits

The following financial statements and pro forma financial information are filed as part of this report.

(a)	Combined Statement of Revenue and Certain Operating Expenses of the Properties for the Twelve Months Ended July 31, 2004.

(b)	Pro Forma Financial Statements

The unaudited pro forma financial information set forth in the Company’s Pro Forma Consolidated Statements of Income for the year ended December 31, 2003 and for the six months ended June 30, 2004, and is based on financial information as if the acquisition of the Properties had occurred on January 1, 2003. The pro forma financial statements are based upon assumptions contained in the note thereto and should be read in conjunction with such note.

The unaudited pro forma consolidated financial statements may not necessarily reflect the results of operations of the Company which would have actually resulted had the acquisition occurred as of the date and for the periods indicated, nor should they be taken as indicative of the future results of operations or the future financial position of the Company. Differences would result from various factors, including but not limited to changes in occupancy, rental rates and rental expenses.

(c)	Exhibits

The following exhibit is filed with this Form 8-K/A:

Exhibit
Number	Description

23	Consent of Deloitte & Touche LLP

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ramco-Gershenson Properties Trust
Farmington Hills, Michigan

     We have audited the accompanying Combined Statement of Revenue and Certain Operating Expenses (the “Combined Statement”) of the shopping centers known as Mission Bay Plaza and Plaza At Delray (collectively referred to as the “Properties”) for the twelve-month period ended July 31, 2004. This Combined Statement is the responsibility of Ramco-Gershenson Properties Trust’s management. Our responsibility is to express an opinion on this Combined Statement based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Combined Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Current Report on Form 8-K/A of Ramco-Gershenson Properties Trust) as described in Note 1 and is not intended to be a complete presentation of the Properties’ revenues and expenses.

     In our opinion, such Combined Statement presents fairly, in all material respects, the revenue and certain operating expenses of the Properties for the twelve-month period ended July 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Detroit, Michigan
January 28, 2005

MISSION BAY PLAZA AND PLAZA AT DELRAY
COMBINED STATEMENT OF REVENUE AND CERTAIN OPERATING EXPENSES
For the twelve months ended July 31, 2004
(In thousands)

Revenue:
Minimum rents	$8,906
Recoveries from tenants	2,584

Total Revenue	11,490

Certain Operating Expenses:
Real estate taxes	1,521
Recoverable Operating Expenses	1,419

Total Certain Operating Expenses	2,940

Excess of Revenues over Certain Operating Expenses	$8,550

See notes to Combined Statement of Revenue and Certain Operating Expenses.

MISSION BAY PLAZA AND PLAZA AT DELRAY
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN OPERATING EXPENSES
FOR THE TWELVE MONTHS ENDED JULY 31, 2004

1. Basis of Presentation and Summary of Significant Accounting Policies

On September 9, 2004, Ramco Development, LLC (“Ramco”), a subsidiary of Ramco-Gershenson Properties Trust (the “Company”), acquired all of the membership interests in Boca Mission, LLC and Linton Delray LLC (collectively, the “Center Owners”) from NWC Glades 441, Inc., Diversified Invest II, LLC, Delray Retail, Inc., and Diversified Invest III, LLC (collectively, the “Sellers”). The Center Owners own certain improved real property commonly known as Mission Bay Plaza and Plaza at Delray, respectively (collectively, the “Properties”). The acquisition was made pursuant to the terms of a Contract of Sale and Purchase (the “Purchase Agreement”) between Ramco and the Sellers. The Statement of Revenue and Certain Operating Expenses includes information related to the operations of the Properties for the twelve months ended July 31, 2004, as recorded by the Properties’ previous owners, subject to the adjustments described below.

The accompanying financial statement information has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (the “SEC”). Accordingly, the financial statement is not representative of the actual operations of the Properties for the twelve months ended July 31, 2004, as certain expenses have been excluded, which may not be comparable to the expenses expected to be incurred in the future operations of the Properties. Expenses excluded consist of interest, depreciation and amortization, and other costs not directly related to future operations of the Properties.

The Sellers acquired the shopping centers during 2003, and the Sellers have indicated to the Company that they do not have complete financial information with respect to the Properties for periods prior to the Sellers’ acquisitions of the Properties during 2003 and audited financial statements for the Properties were not prepared for the year ended December 31, 2003. As the Company does not have access to complete financial data for periods prior to July 31, 2003, in order to comply with Rule 3-14, the Company has presented herein the Properties audited Combined Statement of Revenue and Certain Operating Expenses for the twelve months ended July 31, 2004.

     Management’s Use of Estimates — The preparation of a financial statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Rental Income — Rental income is recognized on the straight-line basis over the term of the related leases, as required under Statement of Financial Accounting Standards (“SFAS”) No. 13. The leases also typically provide for tenant recoveries of common area maintenance, real estate taxes and other operating expenses.

     Recoverable Operating Expenses — Recoverable operating expenses consist primarily of utilities, insurance and repairs and maintenance.

MISSION BAY PLAZA AND PLAZA AT DELRAY
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN OPERATING EXPENSES
for the twelve months ended July 31, 2004

2.	Leases

Approximate future minimum rentals under noncancelable operating leases in effect at July 31, 2004, assuming no new or renegotiated leases nor option extensions on lease agreements, are as follows:

Year Ended July 31,
2005	$8,831
2006	8,439
2007	7,768
2008	6,690
2009	5,155
Thereafter	23,561

$60,444

RAMCO-GERSHENSON PROPERTIES TRUST
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the year ended December 31, 2003
(In thousands, except per share amounts)

	Historical				Pro Forma
	Consolidated	Pro Forma			Consolidated
	2003	Adjustments			2003
Revenues
Minimum rents	$73,335	$8,591	(a	)	$81,926
Percentage rents	1,177				1,177
Recoveries from tenants	29,527	2,385	(a	)	31,912
Fees and management income	1,455				1,455
Other income	2,906				2,906

Total revenues	108,400	10,976			119,376

Expenses
Real estate taxes	14,822	1,521	(a	)	16,343
Recoverable operating expenses	16,903	1,189	(a	)	18,092
Depreciation and amortization	22,908	2,766	(b	)	25,674
Other operating	4,277				4,277
General and administrative	8,515				8,515
Interest expense	29,432	4,607	(c	)	34,039

Total expenses	96,857	10,083			106,940

Operating income	11,543	893			12,436
Earnings from unconsolidated entities	252				252

Income from continuing operations before minority interest	11,795	893			12,688
Gain on sale of real estate	263				263
Minority interest	(2,076)	(132)			(2,208)

Income from continuing operations	9,982	761			10,743
Discontinued operations, net of minority interest:
Gain on sale of property	897				897
Income from discontinued operations	214				214

Net income	11,093	761			11,854
Preferred stock dividends	(2,375)				(2,375)

Net income available to common shareholders	$8,718	$761			$9,479

Basic earnings per share:
Income from continuing operations	$0.55				$0.60
Income from discontinued operations	0.07				0.07

Net income available to common shareholders	$0.62				$0.67

Diluted earnings per share:
Income from continuing operations	$0.54				$0.59
Income from discontinued operations	0.08				0.08

Net income available to common shareholders	$0.62				$0.67

Basic weighted average shares outstanding	13,955				13,955

Diluted weighted average shares outstanding	14,141				14,141

See notes to cons olidated financial s tatements .

RAMCO-GERSHENSON PROPERTIES TRUST
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the six months ended June 30,2004
(In thousands, except per share amounts)

	Historical				Pro Forma
	Consolidated	Pro Forma			Consolidated
	6/30/2004	Adjustments			6/30/2004
Revenues
Minimum rents	$43,143	$4,486	(a	)	$47,629
Percentage rents	483				483
Recoveries from tenants	16,460	1,313	(a	)	17,773
Fees and management income	613				613
Other income	736				736

Total revenues	61,435	5,799			67,234

Expenses
Real estate taxes	7,839	960	(a	)	8,799
Recoverable operating expenses	9,314	533	(a	)	9,847
Depreciation and amortization	12,890	1,383	(b	)	14,273
Other operating	764				764
General and administrative	5,112				5,112
Interest expense	15,796	2,303	(c	)	18,099

Total expenses	51,715	5,179			56,894

Operating income	9,720				10,340
Earnings from unconsolidated entities	87				87

Income from continuing operations before minority interest	9,807	620			10,427
Loss on sale of real estate	(284)				(284)
Minority interest	(1,435)	(92)			(1,527)

Income from continuing operations	8,088	528			8,616
Discontinued operations, net of minority interest:
Income from discontinued operations	15				15

Net income	8,103	528			8,631
Preferred stock dividends	(1,486)				(1,486)

Net income available to common shareholders	$6,617	$528			$7,145

Basic earnings per share:
Income from continuing operations	$0.39				$0.42
Income from discontinued operations	—				—

Net income available to common shareholders	$0.39				$0.42

Diluted earnings per share:
Income from continuing operations	$0.39				$0.42
Income from discontinued operations	—				—

Net income available to common shareholders	$0.39				$0.42

Basic weighted average shares outstanding	16,821				16,821

Diluted weighted average shares outstanding	16,999				16,999

See notes to consolidated financial statements.

RAMCO-GERSHENSON PROPERTIES TRUST
NOTE TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

1. Basis of Presentation

On September 9, 2004, Ramco Development, LLC (“Ramco”), a subsidiary of the Ramco-Gershenson Properties Trust (the “Company”), acquired all of the membership interests in Boca Mission, LLC and Linton Delray LLC (collectively, the “Center Owners”) from NWC Glades 441, Inc., Diversified Invest II, LLC, Delray Retail, Inc., and Diversified Invest III, LLC (collectively, the “Sellers”). The Center Owners own certain improved real property commonly known as Mission Bay Plaza and Plaza at Delray, respectively (collectively, the “Properties”). The acquisition was made pursuant to the terms of a Contract of Sale and Purchase (the “Purchase Agreement”) between Ramco and the Sellers. The Unaudited Pro Forma Consolidated Statement of Income includes information related to the operations of the Properties for the year ended December 31, 2003, and the six months ended June 30, 2004 as recorded by the Properties’ previous owners, subject to the pro forma adjustments described below.

The Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2003, includes adjustments assuming that the acquisition of the Properties occurred as of January 1, 2003, and is based on the historical Consolidated Statement of Income for the Company presented in its Annual Report on Form 10-K for the year ended December 31, 2003. The Unaudited Pro Forma Consolidated Statement of Income for the six months ended June 30, 2004, included adjustments assuming that the acquisition of the Properties occurred as of January 1, 2004, and is based on the historical Consolidated Statement of Income for the Company presented in its Quarterly Report on Form 10-Q for the period ended June 30, 2004. Significant pro forma adjustments in the Unaudited Pro Forma Statements of Income include the following:

(a)	Adjustments required for the historical rental revenues and operating expenses for the Properties are based on the Properties’ financial information available to the Company for the twelve months ended July 31, 2004, subject to certain adjustments to estimate the pro forma results for either the twelve months ended December 31, 2003 or the six months ended June 30, 2004. The adjustments include recognizing rental income on the straight-line basis over the terms of the related leases and adjustments to recoveries from tenants and the related recoverable operating expenses.

(b)	Adjustments required to reflect depreciation on the Properties, based on the total allocated cost of the acquisition to depreciable assets. The Company uses the straight-line method for depreciation and amortization with an estimated useful life of 40 years for the Properties. The Company has initially allocated the purchase price of the Properties between land, building and other identifiable intangibles assets and liabilities, such as amounts related to in-place leases and acquired above and below market lease. The Company is in the process of gathering certain information to finalize the purchase price allocation, which may result in future adjustments to the allocation of the purchase price.

(c)	Adjustment required to reflect interest expense related to mortgage loans, which were assumed by the Company upon acquisition of the Properties, in the amount of approximately $84 million ( 5.5 percent fixed rate mortgages).

(c) Exhibits

The following designated exhibits are filed herewith:

Exhibit
Number	Description of Exhibit

23	Consent of Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST
Dated: January 31, 2005	By	/S/ Richard J. Smith
Richard J. Smith
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Deloitte & Touche LLP